UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      July 23, 2008
NOVELIS INC.

(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road NE, Suite 1500, Atlanta, GA	30326

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      (404) 814-4200
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 23, 2008, Novelis Inc. (the “Company”) amended its bylaws. The new Amended and Restated Bylaws, attached hereto as Exhibit 3.2, combine the Company’s original bylaws (the “Original Bylaws”) filed with the Securities and Exchange Commission on November 17, 2004 with its amended standing resolutions dated as of May 15, 2007.
The Amended and Restated Bylaws amend the Original Bylaws by including the following customary provisions with respect to:
1.	Directors: the qualification of Directors, Canadian residency requirements, voting at meetings, conflicts of interest, committees, and action without meetings.
2.	Officers: conflicts of interest, agents and attorneys, appointments, vacancies, Chairman of the Board, Vice Chairman, President, Vice Presidents, Secretary, Treasurer, Controller, and Assistant Officers.
3.	Shares of Capital Stock: share certificates; lost, destroyed; or mutilated certificates.
4.	Instruments: execution of instruments.
5.	Indemnification of Officers and Directors: indemnity, limitations on indemnity, and insurance.
6.	General Provisions: seal, fiscal year, and notices.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

3.2	Novelis Inc. Amended and Restated Bylaws, adopted as of July 24, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: July 25, 2008	By:	/s/ Leslie J. Parrette, Jr.
Leslie J. Parrette, Jr.
Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

3.2	Novelis Inc. Amended and Restated Bylaws, adopted as of July 24, 2008